EXHIBIT 10.15
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                               EXTENSION AGREEMENT
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         THIS EXTENSION AGREEMENT (the "Agreement") is made and entered into effective as of June 1, 2001, by and between HILDALGO TRADING COMPANY, L.C. ( the "Lender") and PALWEB CORPORATION and PLASTIC PALLET PRODUCTION, INC. (the "Borrowers").

                                R E C I T A L S:

         A. Borrowers made, executed and delivered to Lender that certain Renewal Promissory Note dated July 27, 2000, payable to the order of Lender in the stated principal amount of $400,000.00 and maturing December 1, 2000 (the "Renewal Note").

         B. Borrowers additionally made, executed and delivered to Lender that certain Promissory Note dated August 15, 2000, payable to the order of Lender in the stated principal amount of $350,000.00 and maturing December 1, 2000 (the "Additional Note").

         C. Borrowers additionally made, executed and delivered to Lender that certain Promissory Note dated November 15, 2000, payable to the order of Lender in the stated principal amount of $400,000.00 and maturing June 1, 2001 (the "Second Additional Note").

         D. Pursuant to that certain Extension and Modification Agreement between the Borrowers and Lender dated December 1, 2000, the maturity date of the Renewal Note and Additional Note were extended to June 1, 2001, and the interest rates applicable thereto were reduced from eighteen percent (18%) per annum to twelve percent (12%) per annum.

         E. To secure payment of the Renewal Note, Additional Note and Second Additional Note, Borrowers each made, executed and delivered to Lender a certain Security Agreement dated July 27, 2000.

         F. Borrowers and Lender desire to extend the maturity of the Renewal Note, Additional Note and Second Additional Note to October 15, 2001, effective as of the date of this Agreement.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

         1. Extension of Maturity. Borrowers and Lender hereby agree to extend the maturity of the Renewal Note, Additional Note and Second Additional Note to October 15, 2001, effective as of the date of this Agreement. All other terms and conditions set forth in the Renewal Note, Additional Note and Second Additional Note shall continue in full force and effect, and all Security

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Agreements, collateral documents and other instruments securing payment of the
Renewal Note, Additional Note and Second Additional Note shall continue in full force and effect as security for payment of the indebtedness evidenced by said notes.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of the date first above written.

"Borrowers"                               PALWEB CORPORATION

                                    By:   /s/ Paul A. Kruger
                                          ------------------------------------
                                          Paul A. Kruger, President

                                          PLASTIC PALLET PRODUCTION, INC.

                                    By:   /s/ Paul A. Kruger
                                          ------------------------------------
                                          Paul A. Kruger, President

"Lender"                                  HILDALGO TRADING COMPANY, L.C.

                                    By:   /s/ Paul A. Kruger
                                          ------------------------------------
                                          Paul A. Kruger, Manager









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